The Company	12 Months Ended
Dec. 31, 2011
The Company [Abstract]
The Company

1. The Company

Pharmos Corporation (the Company or Pharmos) is a biopharmaceutical company that discovers and develops novel therapeutics to treat a range of diseases of the nervous system, including disorders of the brain-gut axis (e.g., Irritable Bowel Syndrome), with a focus on pain/inflammation, and autoimmune disorders.

Pharmos owns the rights to both R and S Tofisopam through two US issued composition of matter patents. These are the two enantiomers of racemic tofisopam that has been used safely outside the United States for over 30 years. Dextofisopam is the R enantiomer and is being developed for the treatment of irritable bowel syndrome (IBS) and as described below has completed clinical testing through Phase 2b. It is a large unmet medical need but Pharmos does not have the financial resources to fund the next trial and therefore seeks a pharmaceutical company as a partner.

Levotofisopam is the S-enantiomer of the racemic mixture RS-tofisopam, a well-tolerated, effective, non-sedating agent used outside the United States for the treatment of a variety of disorders associated with stress or autonomic instability. During the quarter, the Company completed a non-human primate toxicology study to confirm the planned starting dose in the upcoming human trial in Gout patients using Levotofisopam. Two ex-US Phase 1 clinical studies were completed by Vela Pharmaceuticals (merged with Pharmos in October 2006). In these studies, conducted in healthy volunteers in the United Kingdom and The Netherlands, Levotofisopam treatment was generally well tolerated and was associated with a large and rapid reduction in mean uric acid values.

In March 2011, the Company submitted an Investigational New Drug (IND) application to the FDA and received clearance to conduct human clinical trials, subject to first confirming the safety of the dose planned to be used in the proof-of-concept study in Gout patients in 2012. To confirm the safety of the planned dose, the Company conducted and successfully completed a non-human primate toxicology study. The Company has initiated a proof-of-concept clinical trial in the US in Gout patients using Levotofisopam at the Duke Clinical Research Unit of Duke University. On January 10, 2012, the Company announced that the first patients were dosed.

While the Company has limited cash resources and is unable to fund the next development trial for Dextofisopam, it does have sufficient cash to complete the planned US based clinical proof-of-concept trial using Levotofisopam in Gout patients. This will be a small trial that the Company expects to be able to fund with its current cash resources based upon current estimates. The Company's strategic plan is to partner with a pharmaceutical company upon successful completion of the proof-of-concept clinical trial.

Pharmos' most advanced compound is Dextofisopam, which has completed a Phase 2a double-blind, placebo-controlled trial with patients having diarrhea-predominant or alternating IBS with positive effect on primary efficacy endpoint (n=141, p=0.033). In this study, Dextofisopam was well-tolerated and demonstrated significant improvement over placebo, suggesting that Dextofisopam has the potential to become a novel first line treatment for IBS. Pharmos initiated a Phase 2b trial in February 2007 and in June 2007 the Company announced patient screening had commenced. Dextofisopam is the R-enantiomer of racemic tofisopam, a molecule marketed and used safely outside the United States for over three decades for multiple indications including IBS. Unlike the two 5-HT3 or 5-HT4 IBS therapies recently introduced into the market, and subsequently withdrawn because of safety concerns, Dextofisopam's novel non-serotonergic activity offers a unique and innovative approach to IBS treatment.

The results of a Phase 2b study were announced in September 2009. The primary endpoint of overall adequate relief was not met due to a high placebo response, but drug activity was observed in all drug cohorts, especially the 200 mg dose. The Company now is seeking a pharmaceutical partner with clinical, scientific and financial capabilities to further develop Dextofisopam.

In research efforts over the past decade, the Company has developed a significant expertise in cannabinoid biology and chemistry, and has generated significant know-how and an intellectual property estate pertaining to multiple areas of cannabinoid biology. The Company closed its operations in Israel effective October 31, 2008. No further development work has been performed on the cannabinoid assets and the focus is to partner or sell these assets. The Company continues to seek, sell or license other CB2 assets, including Cannabinor which was the only CB2 asset to enter human clinical trials.

The Company has explored the concept of a merger or reverse merger with another life science company in order to build greater pipeline critical mass. Several possible candidates were recently examined but were not pursued after preliminary scientific diligence. Suitable opportunities continue to be evaluated.

The Company has executive offices in Iselin, New Jersey. The Company's operations in Israel were closed effective October 31, 2008.